UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22551

MAINSTAY DEFINEDTERM

MUNICIPAL OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay DefinedTerm Municipal Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  November 30, 2016  |  NYSE Symbol MMD

This page intentionally left blank

Message from the President

During the six months ended November 30, 2016, the U.S. stock and bond markets were somewhat volatile but generally provided positive returns. In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. Domestic stocks gained momentum after the U.S. presidential election in early November 2016.

According to FTSE-Russell data, U.S. stocks tended to provide positive returns during the reporting period regardless of company size. Smaller-capitalization stocks generally outperformed stocks of larger companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences being between value micro-cap stocks and growth micro-cap stocks.

Stocks of major developed markets outside the United States and Canada generally declined during the reporting period. When stocks of all countries around the world were taken into account, however, the results were positive—although there were differences by market and region. Stocks of major European markets tended to see prices fall, largely as a result of Brexit and economic weakness in certain countries. On the other hand, stock markets throughout the Pacific Rim—including Australia, New Zealand, Japan, Taiwan, Korea and others—tended to provide positive returns. In emerging-markets—including several Latin American countries and smaller markets in Europe, the Middle East and Africa—stocks tended to provide solid overall performance, boosted by advances in Latin America and stabilizing prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Even so, U.S. Treasury yields rose across the maturity spectrum, taking a toll on bond prices. Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. As of June 30, 2016, more than a third of all sovereign debt carried negative yields. Total returns for many domestic fixed-income asset classes were negative for the six-month reporting period, including virtually all types of municipal bonds.

Municipal bonds suffered from a broad sell-off that began in October and accelerated in November following the outcome of the U.S. presidential election. The president-elect’s anticipated stimulus and tax platforms—along with expectations that the Federal Reserve would move to raise interest rates in December 2016—contributed to municipal bond redemptions in the last month of the reporting period, especially among lower-rated municipal credits. Despite setbacks in the municipal market, however, high-yield, convertible and emerging-market bonds generally provided positive returns during the reporting period.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of MainStay DefinedTerm Municipal Opportunities Fund during the six months ended November 30, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and Statistics (Unaudited)

Performance data quoted represents past performance of Common shares of the Fund. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please visit mainstayinvestments.com/mmd.

Total Returns	Six Months	One Year	Since Inception 6/26/12

Net Asset Value (“NAV”)[1]	–4.87%	4.49%	6.72%

Market Price[1]	–5.07	4.60	4.65

Bloomberg Barclays Municipal Bond Index[2]	–3.52	–0.22	2.61

Average Lipper General & Insured Municipal Debt Fund (Leveraged)[3]	–5.35	0.43	4.83

Fund Statistics (as of May 31, 2016)

NYSE Symbol	MMD	Premium/Discount[4]	–3.98%

CUSIP	56064K100	Total Net Assets (millions)	$526.1

Inception Date	6/26/12	Total Managed Assets (millions)[5]	$819.6

Market Price	$18.33	Leverage[6]	35.4%

NAV	$19.09	Percent of AMT Bonds[7]	2.22%

1.	Total returns assume dividends and capital gains distributions are reinvested. For periods of less than one year, total return is not annualized.
2.	The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. An investment cannot be made directly in an index.
3.	The Average Lipper General & Insured Municipal Debt Fund (Leveraged) is representative of funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity, and/or reverse repurchase agreements. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.
4.	Premium/Discount is the percentage (%) difference between the market price and the NAV price. When the market price exceeds the NAV, the Fund is trading at a Premium. When the market price is less than the NAV, the Fund is trading at a Discount.
5.	“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).
6.	Leverage is based on the use of proceeds received from tender option bond transactions, issuing Preferred Shares, funds borrowed from banks or other institutions or derivative transactions, expressed as a percentage of Managed Assets.
7.	Alternative Minimum Tax (“AMT”) is a separate tax computation under the Internal Revenue Code that, in effect, eliminates many deductions and credits and creates a tax liability for an individual who would otherwise pay little or no tax.

5

Portfolio Composition as of November 30, 2016† (Unaudited)

Puerto Rico	14.1%
Illinois	13.1
Michigan	12.7
California	10.4
Florida	4.8
New York	4.3
Ohio	4.0
New Jersey	3.7
Virginia	3.5
Maryland	2.8
Nebraska	2.7
Kansas	2.6
Texas	2.6
Washington	2.5
Pennsylvania	2.5
Utah	2.4
U.S. Virgin Islands	2.0
Rhode Island	2.0
Nevada	1.6

Guam	1.5%
Tennessee	1.0
Louisiana	0.7
Alabama	0.7
Iowa	0.5
New Hampshire	0.4
Arizona	0.4
District of Columbia	0.4
Connecticut	0.3
Missouri	0.3
Minnesota	0.2
Indiana	0.1
Wisconsin	0.1
Colorado	0.0	††
Georgia	0.0	††
Other Assets, Less Liabilities	–0.9

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of November 30, 2016# (excluding short-term investment) (Unaudited)

1.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, 5.00%–6.00%, due 7/1/19–7/1/37 (a)
2.	Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds, 4.00%–5.00%, due 7/1/34
3.	Puerto Rico Highways & Transportation Authority, Revenue Bonds, 4.95%–5.50%, due 7/1/18–7/1/38 (a)
4.	Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds, Zero Coupon & 5.50%, due 6/15/29–6/15/50
5.	University of California, Regents Medical Center, Revenue Bonds, 5.00%, due 5/15/43
6.	County of Orange FL Tourist Development Tax Revenue, Revenue Bonds, 4.00%, due 10/1/33
7.	New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds, 4.00%–5.00%, due 7/1/36–7/1/41
8.	Chicago Board of Education, Unlimited General Obligation, 5.50%–7.00%, due 12/1/39–12/1/44 (a)
9.	Michigan Finance Authority, Trinity Health Corp., Revenue Bonds, 5.25%, due 12/1/41
10.	Virginia Commonwealth Transportation Board, Capital Projects, Revenue Bonds, 5.00%, due 5/15/31

Credit Quality as of November 30, 2016‡ (Unaudited)

Ratings apply to the underlying portfolio of bonds held by the Fund and are rated by an independent rating agency, such as Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. and/or Fitch Ratings, Inc. If ratings are provided by the ratings agencies, but differ, the higher rating will be utilized. If only one rating is provided, the available rating will be utilized. Securities that are unrated by the rating agencies are reflected as such in the breakdown. Unrated securities do not necessarily indicate low quality. S&P rates borrowers on a scale from AAA to D. AAA through BBB- represent investment grade, while BB+ through D represent non-investment grade.

†	As a percentage of Managed Assets.
††	Less than one-tenth of a percent.
#	Some of these holdings have been transferred to a Tender Option Bond (“TOB”) Issuer in exchange for the TOB residuals and cash.
‡	As a percentage of total investments.
(a)	Municipal security features credit enhancements, such as bond insurance.

6	MainStay DefinedTerm Municipal Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert DiMella, CFA, John Loffredo, CFA, Michael Petty, Scott Sprauer and David Dowden of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay DefinedTerm Municipal Opportunities Fund perform relative to its benchmark and peers during the six months ended November 30, 2016?

For the six months ended November 30, 2016, MainStay DefinedTerm Municipal Opportunities Fund returned –4.87% based on net asset value applicable to Common shares and –5.07% based on market price. At net asset value and at market price, the Fund underperformed the –3.52% return of the Bloomberg Barclays Municipal Bond Index1 and outperformed the –5.35% return of the Average Lipper2 General & Insured Municipal Debt Fund (Leveraged) for the six months ended November 30, 2016.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund maintained a longer duration3 than the Bloomberg Barclays Municipal Bond Index and had a lower investment-grade rating profile than the Index. These factors contributed to the Fund’s underperformance relative to the Bloomberg Barclays Municipal Bond Index during the reporting period. The Fund’s use of leverage also contributed to underperformance relative to the Index during the reporting period. Below-investment-grade tobacco securities held by the Fund suffered as high-yield mutual fund complexes sold tobacco bonds to meet redemptions. Special-tax U.S. Virgin Island bonds held by the Fund also detracted from performance. Despite the challenges facing the U.S. Virgin Islands, the Fund chose to hold the securities because of underlying bond features and legislation passed by the territory to further insulate the securities from economic and budget difficulties in the U.S. Virgin Islands.

How was the Fund’s leverage strategy implemented during the reporting period?

The Fund utilized preferred shares with Citigroup and several tender option bond trusts to achieve leverage in its portfolio. During the reporting period, the Fund initiated three new tender option bond trusts and closed one trust because of the relative value and call structure of the position.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund used a short U.S. Treasury futures hedge position to manage the overall duration of its portfolio. The short position benefited from rising rates among 10-year U.S. Treasury securities during the reporting period.

What was the Fund’s duration strategy during the reporting period?

At the beginning of the reporting period, the Fund’s duration was longer than that of the Bloomberg Barclays Municipal Bond Index, and it remained longer at the end of the reporting period, which contributed to the Fund’s underperformance relative to the Index. The Fund did reduce the degree to which it was overweight duration by coming down the yield curve4 as well as holding higher-coupon and shorter-call structures that were better protected relative to the benchmark in a rising rate environment. As of November 30, 2016, the Fund’s unleveraged modified duration to worst5 was approximately 5.7 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The outcome of the U.S. election and market expectations of potential inflationary policies caused several large municipal mutual fund complexes to sell attractive securities to meet redemption requests. As a closed-end fund, MainStay DefinedTerm Municipal Opportunities Fund did not experience any of these redemption requests, which allowed it to operate fully invested and maximize its tax-exempt income stream. Without the redemption pressure that some open-end funds experienced, the Fund was better positioned to take advantage of market opportunities toward the end of the reporting period.

The Fund chose to reduce exposure to tobacco-backed bonds during the early part of the reporting period because of the strong performance these bonds had experienced in prior periods. While the Fund remained overweight relative to the benchmark in tobacco-backed bonds, the decision to reduce exposure to this market segment helped offset some of the Fund’s underperformance. As of November 30, 2016, the Fund held 7.6% of it’s total investments in tobacco-backed bonds.

Which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

The Fund’s exposure to insured Puerto Rico securities produced positive absolute returns during the reporting period, helping to partially offset underperformance in the rest of the portfolio. The

1.	See footnote on page 5 for more information on the Bloomberg Barclays Municipal Bond Index.
2.	See footnote on page 5 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

7

outperformance of these securities resulted from an improved market perception regarding claims-paying ability of the bond insurers as well as the fact that these securities were not as widely held by mutual funds that faced redemption pressure.

Tobacco-backed bonds underperformed, but as previously noted, the Fund benefited by reducing its position in these bonds early in the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund increased its exposure to a 2036 maturity insured New York State Transportation Development Corporation special facility revenue bond that will finance improvements to LaGuardia Airport Terminal B under a multibillion-dollar public–private partnership.

The Fund reduced its exposure to tobacco-backed bonds by partially selling a position in the Tobacco Settlement Financing Corporation of New Jersey maturing in 2041 early in the reporting period because of strong demand from high-yield mutual fund complexes and limited total-return prospects on the security.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s strategy did not materially change during the reporting period, so there were no major changes to the structure of the Fund. During the reporting period, the Fund reduced its exposure to tobacco-backed bonds and increased its exposure to water/sewer and health care bonds.

How was the Fund positioned at the end of the reporting period?

As of November 30, 2016, the Fund maintained an overweight position relative to the Bloomberg Barclays Municipal Bond Index in the industrial development revenue/pollution control revenue sector, which contains tobacco bonds, as well as an overweight exposure to the special tax and health care sectors. From a quality perspective, we favored credits with AA (enhanced) and below-investment-grade credits while underweighting A+6 credits relative to the benchmark. As of November 30, 2016, the Fund’s unleveraged modified duration was slightly longer than the duration of the Bloomberg Barclays Municipal Bond Index.

6.	An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

8	MainStay DefinedTerm Municipal Opportunities Fund

Portfolio of Investments November 30, 2016 (Unaudited)

	Principal Amount	Value
Municipal Bonds 157.2%†
Alabama 1.0% (0.7% of Managed Assets)
Alabama Special Care Facilities Financing Authority, Methodist Home For The Aging, Revenue Bonds 5.25%, due 6/1/25	$1,000,000	$1,017,840
Jefferson County, Public Building Authority, Revenue Bonds Insured: AMBAC 5.00%, due 4/1/26	4,500,000	4,522,500

		5,540,340

Arizona 0.6% (0.4% of Managed Assets)
Phoenix Industrial Development Authority, Downtown Phoenix Student LLC, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 7/1/42	150,000	150,245
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	2,000,000	2,001,120
Pima County Industrial Development Authority, PLC Charter Schools Project, Revenue Bonds 6.75%, due 4/1/36	1,075,000	1,075,806

		3,227,171

California 16.2% (10.4% of Managed Assets)
California County Tobacco Securitization Agency, Asset-Backed, Revenue Bonds 5.60%, due 6/1/36 (a)	2,575,000	2,617,513
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	2,165,000	2,523,827
Carson Redevelopment Agency, Redevelopment Project Area 1, Tax Allocation Series B, Insured: NATL-RE (zero coupon), due 10/1/25	75,000	51,767
Ceres Unified School District, Unlimited General Obligation Series A (zero coupon), due 8/1/43	6,375,000	1,097,648
City of Sacramento, California, Water, Revenue Bonds 5.00%, due 9/1/42 (b)(c)	19,500,000	21,466,185

	Principal Amount	Value
California 16.2% (10.4% of Managed Assets) (continued)
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series A-1 5.00%, due 6/1/33	$4,000,000	$3,628,640
Series A-2 5.30%, due 6/1/37 (a)	5,000,000	4,619,600
Riverside County Transportation Commission, Limited Tax, Revenue Bonds
Series A 5.25%, due 6/1/39 (b)(c)	19,100,000	21,525,696
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: NATL-RE 4.50%, due 9/1/17	100,000	99,454
Insured: NATL-RE 4.80%, due 9/1/20	105,000	102,374
Stockton Public Financing Authority, Water System, Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 10/1/31	175,000	175,452
♦University of California, Regents Medical Center, Revenue Bonds Series J 5.00%, due 5/15/43 (b)(c)	23,260,000	25,656,450
Westminster School District, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	10,000,000	1,442,400

		85,007,006

Colorado 0.1% (0.0%‡ of Managed Assets)
E-470 Public Highway Authority, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 9/1/29	660,000	337,656

Connecticut 0.5% (0.3% of Managed Assets)
Connecticut State Health & Educational Facility Authority, Connecticut College, Revenue Bonds Series L-1 4.00%, due 7/1/39	2,730,000	2,676,137

District of Columbia 0.6% (0.4% of Managed Assets)
Metropolitan Washington Airports Authority, Revenue Bonds Series C, Insured: AGC 6.50%, due 10/1/41 (a)	2,400,000	3,022,032

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of November 30, 2016. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments November 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida 7.5% (4.8% of Managed Assets)
♦County of Orange FL Tourist Development Tax Revenue, Revenue Bonds 4.00%, due 10/1/33	$25,000,000	$25,039,000
JEA Electric System, Revenue Bonds Series C 5.00%, due 10/1/37 (b)(c)	12,980,000	14,243,176

		39,282,176

Georgia 0.1% (0.0%‡ of Managed Assets)
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 6.25%, due 6/15/20	280,000	288,982

Guam 2.3% (1.5% of Managed Assets)
Guam Government, Waterworks Authority, Revenue Bonds 5.50%, due 7/1/43	7,550,000	8,222,554
Guam International Airport Authority, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (d)	3,425,000	3,852,748

		12,075,302

Illinois 20.5% (13.1% of Managed Assets)
♦Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM 5.50%, due 12/1/39 (b)(c)	20,000,000	21,463,200
Series A 7.00%, due 12/1/44	2,780,000	2,799,154
Chicago O’Hare International Airport, Revenue Bonds Insured: AGM 5.75%, due 1/1/38	5,000,000	5,617,550
Chicago, Illinois Wastewater Transmission, Revenue Bonds
Series B, Insured: AGM, FGIC 5.00%, due 1/1/25	130,000	130,257
Series C 5.00%, due 1/1/32	7,120,000	7,521,853
Chicago, Illinois, Sales Tax, Revenue Bonds Series A 5.25%, due 1/1/38	7,515,000	7,648,692
Chicago, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 1/1/26	15,000	15,079
Series D 5.00%, due 1/1/29	500,000	490,210
Series C 5.00%, due 1/1/40	10,000,000	9,337,800
Series A 5.25%, due 1/1/27	3,000,000	2,995,440

	Principal Amount	Value
Illinois 20.5% (13.1% of Managed Assets) (continued)
Cook County, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 11/15/26	$1,250,000	$1,414,225
♦Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds
Insured: NATL-RE (zero coupon), due 6/15/29	27,450,000	15,295,689
Series A 5.50%, due 6/15/50	10,000,000	10,370,200
Rock Island County IL, Unlimited General Obligation Insured: BAM 4.00%, due 12/1/27	2,230,000	2,311,172
State of Illinois, Unlimited General Obligation 5.25%, due 7/1/31 (b)(c)	20,000,000	20,332,766

		107,743,287

Indiana 0.2% (0.1% of Managed Assets)
Anderson Economic Development Revenue, Anderson University Project, Revenue Bonds 5.00%, due 10/1/32	1,105,000	999,252

Iowa 0.7% (0.5% of Managed Assets)
Coralville Urban Renewal Revenue, Tax Increment, Tax Allocation Series C 5.00%, due 6/1/47	4,220,000	3,715,710

Kansas 4.1% (2.6% of Managed Assets)
Kansas Development Finance Authority, Adventist Health Sunbelt Obligated Group, Revenue Bonds Series A 5.00%, due 11/15/32 (b)(c)	19,290,000	21,465,291

Louisiana 1.1% (0.7% of Managed Assets)
Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds
Series A, Insured: AGC 4.50%, due 7/1/38	665,000	666,170
Series A, Insured: AGC 5.00%, due 7/1/22	1,105,000	1,106,989
Series A, Insured: AGC 5.00%, due 7/1/24	1,200,000	1,201,812
Series A, Insured: AGC 5.00%, due 7/1/30	2,870,000	2,872,784

		5,847,755

10	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Maryland 4.3% (2.8% of Managed Assets)
Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System Obligated Group, Revenue Bonds Series C 5.00%, due 5/15/43 (b)(c)	$20,870,000	$22,677,744

Michigan 19.8% (12.7% of Managed Assets)
Detroit, Michigan Water & Sewerage Department, Senior Lien, Revenue Bonds
Series A 5.00%, due 7/1/32	1,500,000	1,597,545
Series A 5.25%, due 7/1/39	5,000,000	5,385,100
Detroit, Michigan Water Supply System, Revenue Bonds
Series C 5.00%, due 7/1/41	1,005,000	1,060,044
Series A 5.25%, due 7/1/41	2,385,000	2,540,573
Series A 5.75%, due 7/1/37	5,000,000	5,417,550
♦Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds
Series C, Insured: AGM 4.00%, due 7/1/34	4,800,000	4,681,344
Series B, Insured: AGM 5.00%, due 7/1/34 (b)(c)	24,940,000	27,770,191
Michigan Finance Authority, Detroit Water & Sewer, Revenue Bonds Insured: AGM 5.00%, due 7/1/31	9,445,000	10,434,458
Michigan Finance Authority, Public School Academy, University Learning, Revenue Bonds
7.375%, due 11/1/30	2,920,000	3,085,681
7.50%, due 11/1/40	2,745,000	2,902,810
♦Michigan Finance Authority, Trinity Health Corp., Revenue Bonds Series 2016 5.25%, due 12/1/41 (b)(c)	21,630,000	23,876,059
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds
8.00%, due 4/1/30	1,195,000	1,288,270
8.00%, due 4/1/40	500,000	537,765
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A 6.00%, due 6/1/34	5,120,000	4,875,213
Series A 6.00%, due 6/1/48	7,500,000	6,535,050

	Principal Amount	Value
Michigan 19.8% (12.7% of Managed Assets) (continued)
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	$2,135,000	$2,148,109

		104,135,762

Minnesota 0.4% (0.2% of Managed Assets)
Blaine Minnesota Senior Housing & Healthcare, Crest View Senior Community Project, Revenue Bonds Series A 5.75%, due 7/1/35	2,000,000	2,007,680

Missouri 0.4% (0.3% of Managed Assets)
St. Louis County Industrial Development Authority, Nazareth Living Center, Revenue Bonds 6.125%, due 8/15/42	2,120,000	2,223,583

Nebraska 4.1% (2.7% of Managed Assets)
Central Plains Energy, Project No. 3, Revenue Bonds 5.25%, due 9/1/37 (b)(c)	20,000,000	21,764,800

Nevada 2.5% (1.6% of Managed Assets)
City of Sparks, Tourism Improvement District No. 1, Senior Sales Tax Anticipation, Revenue Bonds Series A 6.75%, due 6/15/28 (b)	12,500,000	12,923,625

New Hampshire 0.6% (0.4% of Managed Assets)
Manchester Housing & Redevelopment Authority Inc., Revenue Bonds Series B, Insured: ACA (zero coupon), due 1/1/24	4,740,000	3,265,102

New Jersey 5.8% (3.7% of Managed Assets)
New Jersey Building Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 6/15/26	2,650,000	2,938,691
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
5.25%, due 9/15/29 (d)	6,120,000	6,491,361
Series B 5.625%, due 11/15/30 (d)	2,500,000	2,760,175

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments November 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey 5.8% (3.7% of Managed Assets) (continued)
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds
Series 1A 4.75%, due 6/1/34	$2,185,000	$1,861,358
Series A-1 5.00%, due 6/1/29	4,000,000	3,706,800
Series 1A 5.00%, due 6/1/41	10,000,000	8,540,500
New Jersey Transportation Trust Fund Authority, Revenue Bonds Series C, Insured: AGM (zero coupon), due 12/15/34	10,000,000	4,275,800

		30,574,685

New York 6.6% (4.3% of Managed Assets)
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds Series A-3 5.125%, due 6/1/46	5,000,000	4,537,550
New York Liberty Development Corp., World Trade Center, Revenue Bonds Class 3 7.25%, due 11/15/44 (b)	2,500,000	2,947,325
♦New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds
Series A, Insured: AGM 4.00%, due 7/1/36 (b)(c)	20,000,000	19,573,600
Series A 5.00%, due 7/1/41 (d)	5,000,000	5,103,550
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	3,395,000	2,814,523

		34,976,548

Ohio 6.2% (4.0% of Managed Assets)
American Municipal Power, Inc., Prairie State Energy Campus, Revenue Bonds Series A, Insured: BAM 5.25%, due 2/15/31	15,000,000	16,830,750
Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.125%, due 6/1/24	2,550,000	2,233,749
Series A-2 5.75%, due 6/1/34	2,425,000	2,018,837
Series A-2 5.875%, due 6/1/30	13,890,000	11,752,746

		32,836,082

	Principal Amount	Value
Pennsylvania 3.9% (2.5% of Managed Assets)
Harrisburg, Capital Appreciation, Unlimited General Obligation Series F, Insured: AMBAC (zero coupon), due 9/15/21	$95,000	$74,656
Pennsylvania Economic Development Financing Authority, Capitol Region Parking System, Revenue Bonds Series B 6.00%, due 7/1/53 (b)(c)	14,260,000	16,546,442
Philadelphia Authority for Industrial Development, Nueva Esperanza, Inc., Revenue Bonds 8.20%, due 12/1/43	2,000,000	2,223,760
Philadelphia, Unlimited General Obligation 6.00%, due 8/1/36	1,625,000	1,842,457

		20,687,315

Puerto Rico 21.9% (14.1% of Managed Assets)
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/25	200,000	205,610
Senior Lien-Series A, Insured: AGC 5.125%, due 7/1/47	2,840,000	2,908,841
♦Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A-4, Insured: AGM 5.00%, due 7/1/31	790,000	817,674
Series A, Insured: AGM 5.00%, due 7/1/35	15,500,000	16,166,035
Insured: AGM 5.125%, due 7/1/30	715,000	716,087
Series A, Insured: AGC 5.25%, due 7/1/23	100,000	100,211
Series A-4, Insured: AGM 5.25%, due 7/1/30	4,175,000	4,361,915
Series A, Insured: AGM 5.375%, due 7/1/25	655,000	698,309
Series A, Insured: AMBAC 5.50%, due 7/1/19	55,000	57,253
Series A, Insured: NATL-RE 5.50%, due 7/1/21	680,000	751,087
Series A, Insured: AGM 5.50%, due 7/1/27	2,210,000	2,363,794
Series A, Insured: AGC 5.50%, due 7/1/29	440,000	505,692
Series A, Insured: AGC 5.50%, due 7/1/32	255,000	263,270
Series C, Insured: AGM 5.50%, due 7/1/32	1,410,000	1,412,608

12	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico 21.9% (14.1% of Managed Assets) (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series C, Insured: AGM 5.75%, due 7/1/37	$5,440,000	$5,450,336
Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	2,970,000	3,080,692
Series A, Insured: AGM 6.00%, due 7/1/33	875,000	876,934
Series A, Insured: AGM 6.00%, due 7/1/34	755,000	800,141
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AGC 4.50%, due 7/1/36	8,195,000	8,196,557
Series A, Insured: AGC 5.00%, due 7/1/27	635,000	636,079
Series A, Insured: AMBAC 5.00%, due 7/1/31	1,295,000	1,280,418
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, Insured: AGM 3.625%, due 7/1/23	540,000	536,393
Series DDD, Insured: AGM 3.65%, due 7/1/24	1,735,000	1,722,456
Series SS, Insured: NATL-RE 5.00%, due 7/1/19	5,200,000	5,260,788
Series PP, Insured: NATL-RE 5.00%, due 7/1/24	1,035,000	1,036,408
Series PP, Insured: NATL-RE 5.00%, due 7/1/25	65,000	65,082
Series TT, Insured: AGM 5.00%, due 7/1/27	210,000	212,344
Series VV, Insured: AGM 5.25%, due 7/1/27	730,000	823,907
♦Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series AA-1, Insured: AGM 4.95%, due 7/1/26	5,675,000	5,889,742
Series K, Insured: AGM, AGC 5.00%, due 7/1/18	560,000	565,656
Series N, Insured: AMBAC 5.25%, due 7/1/30	800,000	841,640
Series N, Insured: AMBAC 5.25%, due 7/1/31	1,095,000	1,152,564
Series CC, Insured: AGM 5.25%, due 7/1/32	510,000	577,667
Series N, Insured: NATL-RE 5.25%, due 7/1/32	4,000,000	4,358,680

	Principal Amount	Value
Puerto Rico 21.9% (14.1% of Managed Assets) (continued)
Puerto Rico Highways & Transportation Authority, Revenue Bonds (continued)
Series CC, Insured: AGM 5.25%, due 7/1/34	$1,510,000	$1,717,851
Series N, Insured: AGC 5.25%, due 7/1/34	1,040,000	1,183,156
Series L, Insured: AMBAC 5.25%, due 7/1/38	2,600,000	2,753,920
Series N, Insured: AGC, AGM 5.50%, due 7/1/25	250,000	282,247
Series CC, Insured: AGM 5.50%, due 7/1/29	775,000	892,374
Series N, Insured: AGC, AGM 5.50%, due 7/1/29	6,000,000	6,908,700
Series N, Insured: AMBAC 5.50%, due 7/1/29	155,000	166,582
Series CC, Insured: AGM 5.50%, due 7/1/30	3,070,000	3,545,451
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/20	580,000	588,532
Series A, Insured: AGM 5.00%, due 8/1/21	810,000	821,915
Series A, Insured: AGM 5.00%, due 8/1/22	810,000	821,915
Series A, Insured: AGM 5.00%, due 8/1/30	1,030,000	1,045,151
Series C, Insured: AGC 5.25%, due 8/1/21	3,775,000	4,144,082
Puerto Rico Municipal Finance Agency, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/27	2,580,000	2,672,003
Series A, Insured: AGM 5.25%, due 8/1/21	230,000	233,229
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: AGC 5.25%, due 7/1/21	2,000,000	2,193,300
Series M-3, Insured: NATL-RE 6.00%, due 7/1/25	250,000	280,805
Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	10,000,000	10,372,700

		115,316,783

Rhode Island 3.1% (2.0% of Managed Assets)
Narragansett Bay Commission Wastewater System, Revenue Bonds Series A 5.00%, due 9/1/38 (b)(c)	15,000,000	16,507,050

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments November 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Tennessee 1.5% (1.0% of Managed Assets)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Vanderbilt University Medical Center, Revenue Bonds Series A 5.00%, due 7/1/35	$7,500,000	$8,160,600

Texas 4.0% (2.6% of Managed Assets)
Harris County-Houston Sports Authority, Revenue Bonds
Series H, Insured: NATL-RE (zero coupon), due 11/15/28	50,000	30,595
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	175,000	61,457
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	260,000	86,733
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/32 (b)(c)	20,000,000	20,813,140

		20,991,925

U.S. Virgin Islands 3.2% (2.0% of Managed Assets)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	2,475,000	2,626,371
Virgin Islands Public Finance Authority, Revenue Bonds
Series C 5.00%, due 10/1/30	10,000,000	9,259,600
Series A, Insured: AGM 5.00%, due 10/1/32	4,650,000	4,934,394

		16,820,365

Utah 3.8% (2.4% of Managed Assets)
County of Utah UT, IHC Health Services, Inc., Revenue Bonds Series B 4.00%, due 5/15/47 (b)(c)	20,000,000	20,039,553

Virginia 5.5% (3.5% of Managed Assets)
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	7,500,000	6,098,625
♦Virginia Commonwealth Transportation Board, Capital Projects, Revenue Bonds 5.00%, due 5/15/31 (b)(c)	20,315,000	22,693,233

		28,791,858

	Principal Amount	Value
Washington 4.0% (2.5% of Managed Assets)
Washington Health Care Facilities Authority, Multicare Health System, Revenue Bonds Series A 5.00%, due 8/15/44 (b)(c)	$19,665,000	$20,864,565

Wisconsin 0.1% (0.1% of Managed Assets)
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds Series A 5.00%, due 6/1/36 (b)	500,000	467,485

Total Investments (Cost $804,235,311) (f)	157.2%	827,261,207
Floating Rate Note Obligations (e)	(41.8)	(219,675,000)
Fixed Rate Municipal Term Preferred Shares, at Liquidation Value	(13.3)	(70,000,000)
Other Assets, Less Liabilities	(2.1)	(11,439,458)
Net Assets Applicable to Common Shares	100.0%	$526,146,749

‡	Less than one-tenth of a percent.
(a)	Step coupon—Rate shown was the rate in effect as of November 30, 2016.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	All or portion of principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB Residuals and cash.

(d)	Interest on these securities was subject to alternative minimum tax.

(e)	Face value of Floating Rate Notes issued in TOB transactions.

(f)	As of November 30, 2016, cost was $584,145,441 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$41,443,693
Gross unrealized depreciation	(18,002,927)

Net unrealized appreciation	$23,440,766

“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).

The following abbreviations are used in the above portfolio:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

FGIC—Financial Guaranty Insurance Co.

NATL-RE—National Public Finance Guarantee Corp.

14	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of November 30, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(700)	March 2017	$(87,160,938)	$260,890

1.	As of November 30, 2016, cash in the amount of $1,015,000 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of November 30, 2016.

The following is a summary of the fair valuations according to the inputs used as of November 30, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$827,261,207	$—	$827,261,207

Total Investments in Securities	—	827,261,207	—	827,261,207

Other Financial Instruments
Futures Contracts (b)	260,890	—	—	260,890

Total Investments in Securities and Other Financial Instruments	$260,890	$827,261,207	$—	$827,522,097

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended November 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of November 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of November 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $804,235,311)	$827,261,207
Cash	1,401,057
Cash collateral on deposit at broker	1,015,000
Receivables:
Interest	13,100,280
Variation margin on futures contracts	415,625
Other assets	6,546

Total assets	843,199,715

Liabilities
Payable for Floating Rate Note Obligations	219,675,000
Fixed Rate Municipal Term Preferred Shares, at liquidation preference, Series A (a)	35,000,000
Fixed Rate Municipal Term Preferred Shares, at liquidation preference, Series B (a)	35,000,000
Payables:
Investment securities purchased	24,907,750
Manager (See Note 3)	412,271
Professional fees	63,747
Shareholder communication	18,177
Custodian	8,143
Transfer agent	1,129
Accrued expenses	69,571
Interest expense and fees payable	1,729,061
Common share dividend payable	168,117

Total liabilities	317,052,966

Net assets applicable to Common shares	$526,146,749

Common shares outstanding	27,554,564

Net asset value per Common share (Net assets applicable to Common shares divided by Common shares outstanding)	$19.09

Net assets applicable to Common Shares consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$27,555
Additional paid-in capital	524,704,442

524,731,997
Undistributed net investment income	1,945,926
Accumulated net realized gain (loss) on investments and futures transactions	(23,817,960)
Net unrealized appreciation (depreciation) on investments and futures contracts	23,286,786

Net assets applicable to Common shares	$526,146,749

(a)	350 authorized shares, $0.01 par value, liquidation preference of $100,000 per share (See Note 2).

16	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended November 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$19,770,942

Expenses
Manager (See Note 3)	2,545,748
Interest expense and fees	2,160,185
Professional fees	71,322
Shareholder communication	25,098
Transfer agent	18,431
Trustees	9,967
Custodian	6,813
Miscellaneous	109,890

Total expenses	4,947,454
Reimbursement from custodian (a)	(1,677)

Net expenses	4,945,777

Net investment income (loss)	14,825,165

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	9,755,880
Futures transactions	2,003,424

Net realized gain (loss) on investments and futures transactions	11,759,304

Net change in unrealized appreciation (depreciation) on:
Investments	(53,797,271)
Futures contracts	486,718

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(53,310,553)

Net realized and unrealized gain (loss) on investments and futures transactions	(41,551,249)

Net increase (decrease) in net assets to Common shares resulting from operations	$(26,726,084)

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Changes in Net Assets

	Six months ended November 30, 2016*	Year ended May 31, 2016
Net Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$14,825,165	$30,651,313
Net realized gain (loss) on investments and futures transactions	11,759,304	7,122,514
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(53,310,553)	38,207,848

Net increase (decrease) in net assets applicable to Common shares resulting from operations	(26,726,084)	75,981,675

Dividends to Common shareholders:
From net investment income	(15,099,901)	(32,404,167)

Net increase (decrease) in net assets applicable to Common shares	(41,825,985)	43,577,508

Net Assets Applicable to Common Shares
Beginning of period	567,972,734	524,395,226

End of period	$526,146,749	$567,972,734

Undistributed net investment income at end of period	$1,945,926	$2,220,662

*	Unaudited.

18	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the six months ended November 30, 2016 (Unaudited)

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$(26,726,084)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(186,051,070)
Investments sold	145,410,265
Amortization (accretion) of discount and premium, net	(419,845)
Increase in interest receivable	(334,250)
Increase in cash collateral on deposit at broker	(140,000)
Decrease in other assets	38,640
Increase in variation margin on futures contracts due from broker	(404,687)
Decrease in professional fees payable	(40,731)
Increase in custodian payable	3,212
Decrease in shareholder communication payable	(5,588)
Increase in interest expense and fees payable	547,131
Decrease in due to manager	(7,670)
Decrease in due to transfer agent	(1,959)
Increase in accrued expenses	10,442
Net change in unrealized (appreciation) depreciation on investments	53,797,271
Net realized gain (loss) from investments	(9,755,880)

Net cash provided by operating activities	(24,080,803)

Cash flows from financing activities:
Increase in floating rate note obligations	25,800,000
Cash distributions paid, net of change in Common share dividend payable	(15,123,711)

Net cash from financing activities	10,676,289

Net decrease in cash:	(13,404,514)
Cash at beginning of period	14,805,571

Cash at end of period	$1,401,057

Cash payments recognized as interest expense on the Fund’s Fixed Rate Municipal Term Preferred Shares for the six months ended November 30, 2016, were $693,000. Net increase in net assets result from operations for the six months ended November 30, 2016, includes $1,467,185 of non-cash interest income and non-cash interest expense on floating rate note obligations related to the Fund’s tender option bonds.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended November 30,		Year ended May 31,			June 26, 2012** through May 31,
	2016*		2016	2015	2014	2013
Net asset value at beginning of period applicable to Common shares	$20.61		$19.03	$18.76	$19.99	$19.06	(a)

Net investment income (loss)	0.54		1.11	1.19	1.16	0.92
Net realized and unrealized gain (loss) on investments	(1.51)		1.65	0.25	(0.89)	1.11

Total from investment operations	(0.97)		2.76	1.44	0.27	2.03

Less dividends and distributions to Common shareholders:
From net investment income	(0.55)		(1.18)	(1.17)	(1.15)	(0.86)
From net realized gain on investments	—		—	—	(0.35)	(0.20)

	(0.55)		(1.18)	(1.17)	(1.50)	(1.06)

Dilution effect on net asset value from overallotment issuance	—		—	—	—	(0.04)

Net asset value at end of period applicable to Common shares	$19.09		$20.61	$19.03	$18.76	$19.99

Market price at end of period applicable to Common shares	$18.33		$19.66	$18.43	$17.93	$18.91

Total investment return (b)	(4.87	%)(c)	15.02%	7.78%	2.36%	10.52	% (c)
Total investment return on market price (b)	(5.07	%)(c)	13.66%	9.60%	3.81%	(0.36	%)(c)
Ratios (to average net assets of Common shareholders)/Supplemental Data:
Net investment income (loss)	5.20	% ††	5.73%	6.17%	6.67%	5.01	% ††
Net expenses (excluding interest expense and fees)	0.97	% ††	0.99%	0.99%	1.02%	0.89	% ††(d)
Expenses (including interest expense and fees)	1.73	% ††	1.58%	1.56%	1.67%	1.32	% ††(d)
Interest expense and fees (e)	0.76	% ††	0.59%	0.57%	0.65%	0.43	% ††
Portfolio turnover rate	14%		30%	27%	83%	64%
Net assets applicable to Common shareholders end of period (in 000’s)	$526,147		$567,973	$524,395	$516,960	$550,767
Preferred shares outstanding at $100,000 liquidation preference, end of period (in 000’s)	$70,000		$70,000	$70,000	$70,000	$70,000
Assets coverage per Preferred share, end of period (f)	$851,638		$911,390	$849,136	$838,514	$886,811
Average market value per Preferred share:
Series A	$100,013		$100,015	$100,010	$100,006	$100,008
Series B	$100,079		$100,087	$100,012	$100,006	$100,007

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share from the $20.00 offering price.
(b)	Total investment return assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The Manager has agreed to reimburse all organizational expenses.
(e)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2 (I)) and the issuance of fixed rate municipal term preferred shares (See Note 2 (J)).
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Preferred shares) from the Fund’s total assets, and dividing the result by the number of Preferred shares outstanding.

20	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay DefinedTerm Municipal Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on April 20, 2011, pursuant to an agreement and declaration of trust, which was amended and restated on May 16, 2012 (“Declaration of Trust”). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a “diversified”, closed-end management investment company, as those terms are defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund first offered Common shares through an initial public offering on June 26, 2012.

Pursuant to the terms of the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on December 31, 2024 (the “Termination Date”) unless otherwise extended by a majority of the Board of Trustees (the “Board”) (as discussed in further detail below). During the six-month period preceding the Termination Date or Extended Termination Date (as defined below), the Board may, without shareholder approval unless such approval is required by the 1940 Act, determine to (i) merge or consolidate the Fund so long as the surviving or resulting entity is an open-end registered investment company that is managed by the same investment adviser which serves as the investment adviser to the Fund at that time or is an affiliate of such investment adviser; or (ii) convert the Fund from a closed-end fund into an open-end registered investment company. Upon liquidation and termination of the Fund, shareholders will receive an amount equal to the Fund’s net asset value (“NAV”) at that time, which may be greater or less than the price at which Common shares were issued. The Fund’s investment objectives and policies are not designed to return to investors who purchased Common shares in the initial offering of such shares their initial investment on the Termination Date and such initial investors may receive more or less than their original investment upon termination.

Prior to the commencement of the six-month period preceding the Termination Date, a majority of the Board may extend the Termination Date for a period of not more than two years or such shorter time as may be determined (the “Extended Termination Date”), upon a determination that taking such actions as described in (i) or (ii) above would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. The Termination Date may be extended an unlimited number of times by the Board prior to the first business day of the sixth month before the next occurring Extended Termination Date.

The Fund’s primary investment objective is to seek current income exempt from regular U.S. Federal income taxes (but which may be includable in taxable income for purpose of the Federal alternative minimum tax). Total return is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the

21

Notes to Financial Statements (Unaudited) (continued)

assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of November 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination there under would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended November 30, 2016, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of November 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded and are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

22	MainStay DefinedTerm Municipal Opportunities Fund

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of November 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for all tax years are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Common Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, after payment of any dividends on any outstanding Preferred shares, if any, at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. To the extent that the Fund realizes any capital gains or ordinary taxable income, it will be required to allocate such income between the Common shares and Preferred shares issued by the Fund, in proportion to the total dividends paid to each share class for the year in which the income is realized.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are recorded on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a

23

Notes to Financial Statements (Unaudited) (continued)

liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended November 30, 2016, the Fund did not have any portfolio securities on loan.

(I)  Tender Option Bonds.  The Fund may leverage its assets through the use of proceeds received from tender option bond (“TOB”) transactions. In a TOB transaction, a tender option bond trust (a “TOB Issuer”) is typically established, which forms a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”), which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”), which are generally issued to the Fund. The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may not invest more than 5% of its Managed Assets (as defined in Note 3(A)) in any single TOB Issuer. The Fund may invest in both TOB Floaters and TOB Residuals issued by the same TOB Issuer.

Historically, the TOB Issuers in which the Fund has invested have been sponsored by banking entities. However, banking entities will no longer be able to perform this role due to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules thereunder (collectively, the “Volcker Rule”). The Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations on those exemptions, as defined in the Rule. TOB programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity. Established TOB trusts that were created after December 31, 2013 were required to comply with the Volcker Rule on or before July 21, 2015, and any new TOB trust must now comply with the Volcker Rule. Federal regulators have extended the initial Volcker Rule conformance date through at least July 21, 2017 for TOBs entered into prior to December 31, 2013 (“Legacy TOBs”), although this conformance date may be extended further.

As a result of the Volcker Rule, a new structure for TOBs has been designed wherein a banking entity does not serve as the sponsor of the TOB Issuer. Under this structure, a fund establishes, structures and “sponsors” the TOB Issuer in which it holds TOB Residuals. Certain responsibilities that previously belonged to a third-party banking entity are performed by, or on behalf of, the fund. The Fund’s investments in TOBs that were required to be unwound or restructured on or before July 21, 2015 have been restructured using this fund-sponsored structure, and it is anticipated that the Fund will use this or a similar structure for any new TOBs in which it invests. The Fund intends to restructure or unwind the Legacy TOBs in which it invests on or before the required conformance date set by federal regulators. In connection with Fund-sponsored TOBs, the Fund may contract with a third-party to perform some or all of the Fund’s duties as sponsor. Regardless of whether the Fund delegates any of its sponsorship duties to a third party, the Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. If the third-party is unable to perform its obligations as an administrative agent, the Fund itself would be subject to such obligations or would need to secure a replacement agent. The obligations that the Fund may be required to undertake could include reporting and recordkeeping obligations under the Internal Revenue Code and federal securities laws and contractual obligations with other TOB service providers. The effectiveness of the new Fund-sponsored TOB structure is uncertain. There is a risk that the new structure will not prove as effective a source of leverage for the Fund as the traditional structure, which could adversely affect Fund performance.

Under either the traditional or the fund-sponsored TOB structure, the TOB Issuer receives Underlying Securities from the Fund through (or as) the sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity

24	MainStay DefinedTerm Municipal Opportunities Fund

support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage). Income received by TOB Residuals will vary inversely with the short term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals present substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these securities to redeem all of the TOB

Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).

The fund-sponsored structure is substantially similar to the traditional structure. However, pursuant to the Volcker Rule, to the extent that the remarketing agent is a banking entity, it would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Issuer to purchase the tendered floaters. The TOB Issuer, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Issuer. However, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented in the Fund’s Portfolio of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented at their face value as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. The face value approximates the fair value of the floating rate notes. Interest income from the Underlying Securities are recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees” in the Statement of Operations.

At November 30, 2016, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters were as follows:

Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations
$379,279,141	$219,675,000

During the six-month period ended November 30, 2016, the Fund’s average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:

Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate
$205,387,842	0.69%

(J)  Fixed Rate Municipal Term Preferred Shares.  On October 4, 2012, the Fund issued and has outstanding, two series of Fixed Rate Municipal Term Preferred Shares (“Series A FMTP Shares” and “Series B FMTP Shares”, collectively, “FMTP Shares”), each with a liquidation preference of $100,000 per share (“Liquidation Preference”). Dividends on FMTP Shares, which are recognized as interest expense for financial reporting purposes, are paid semiannually at a fixed annual rate, subject to adjustments in certain circumstances. The FMTP Shares were issued in a private offering exempt from registration under the Securities Act of 1933, as amended.

25

Notes to Financial Statements (Unaudited) (continued)

The Fund is obligated to redeem its FMTP Shares by the date as specified in its offering document (“Term Redemption”), unless redeemed earlier by the Fund. FMTP Shares are subject to optional and mandatory redemption in certain circumstances. FMTP Shares will be subject to redemption, at the option of the Fund (“Optional Redemption”), in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the FMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Optional Redemption price per share is equal to the sum of the Liquidation Preference per share plus any accrued but unpaid dividends.

As of November 30, 2016, the number of FMTP Shares outstanding and annual dividend rate were as follows:

Series	Dates of Issuance	Shares Outstanding	Annual Dividend Rate
A	October 4, 2012	350	2.07%
B	October 4, 2012	350	1.89%

As of November 30, 2016, the Term Redemption date and liquidation value for the FMTP Shares outstanding were as follows:

Series	Term Redemption Date	Liquidation Value
A	May 31, 2018	$35,332,062
B	November 30, 2018	$35,303,188

For financial reporting purposes only, the liquidation value of FMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on FMTP Shares are recognized as a component of “Interest expense and fees payable” on the Statement of Assets and Liabilities. Dividends accrued on FMTP Shares are recognized as a component of “Interest expense and fees” in the Statement of Operations. As of November 30, 2016, the fair value of the FMTP Shares for Series A and Series B were $35,003,850 and $35,000,000, respectively and are categorized as Level 2 in the fair value hierarchy.

(K)  Statement of Cash Flows.  The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash.

(L)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements, such as bond insurance. The bond insurance provider pays both principal and interest when due to the bond holder.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into United States Treasury Bond futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of November 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$260,890	$260,890

Total Fair Value		$260,890	$260,890

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

26	MainStay DefinedTerm Municipal Opportunities Fund

The effect of derivative instruments on the Statement of Operations for the six-month period ended November 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$2,003,424	$2,003,424

Total Realized Gain (Loss)		$2,003,424	$2,003,424

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$486,718	$486,718

Total Change in Unrealized Appreciation (Depreciation)		$486,718	$486,718

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short (a)	$(70,000,000)	$(70,000,000)

(a)	Positions were open six months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.60% of the “Managed Assets”. Managed Assets is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).

During the six-month period ended November 30, 2016, New York Life Investments earned fees from the Fund in the amount of $2,545,748.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Computershare Trust Company, N.A. (“Computershare”), 250 Royall Street, Canton, Massachusetts, 02021, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between the Fund and Computershare.

Note 4–Federal Income Tax

For the fiscal year ended May 31, 2016, for federal income tax purposes, capital loss carryforwards of $33,879,713 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund.

Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
$18,565	$15,315

The tax character of distributions paid during the year ended May 31, 2016 to Common shareholders (as reflected in the Statement of Changes in Net Assets) and Preferred shareholders (included as interest expense for financial statement purposes (See Note 2(J)) were as follows:

	2016
Distributions paid from:	Ordinary Income	Exempt Interest Dividends	Long-Term Capital Gain
Common shares	$562,510	$31,841,657	$—
Preferred shares	26,409	1,197,470	—
Total	$588,919	$33,039,127	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

27

Notes to Financial Statements (Unaudited) (continued)

Note 6–Purchases and Sales of Securities (in 000’s)

During the six-month period ended November 30, 2016, purchases and sales of securities, other than short-term securities, were $167,454 and $113,963, respectively.

Note 7–Capital Share Transactions

Common Shares (a):	Shares
For the period June 26, 2012 through May 31, 2013:
Common shares issued resulting from initial public offering on June 26, 2012 (b)	27,524,029
Common shares issued in reinvestment of dividends	30,535

Common shares outstanding at the end of the period	27,554,564

Preferred Shares (a):	Shares	Amount
For the period June 26, 2012 through May 31, 2013:
Series A Shares Issued	350	$35,000,000
Series B Shares Issued	350	$35,000,000

(a)	For the period June 1, 2013 through November 30, 2016, there were no new shares issued.

(b)	Includes 5,236 shares held by New York Life at inception date and 2,768,793 shares resulting from overallotment issuance on August 15, 2012.

Note 8–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended November 30, 2016, events and transactions subsequent to November 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

On October 3, 2016, the Fund declared a dividend in the amount of $0.090 per Common share, payable on December 30, 2016, to shareholders of record on December 15, 2016.

On December 15, 2016, the Fund paid its semiannual distribution to Series A and Series B Preferred shareholders in the amounts of $1,035.00 and $945.00, per Preferred share, respectively. In addition, a supplemental distribution (See Note 2(C)) of $11.05 and $10.09 per Preferred share was paid to Series A and Series B Preferred shareholders, respectively.

On Janury 3, 2017, the Fund declared dividends to Common shareholders for the upcoming quarter as shown in the following schedule:

Month	Ex-Date	Record Date	Payable Date	Amount
January	1/12/2017	1/17/2017	1/31/2017	$0.090
February	2/13/2017	2/15/2017	2/28/2017	$0.090
March	3/13/2017	3/15/2017	3/31/2017	$0.090

28	MainStay DefinedTerm Municipal Opportunities Fund

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”) shareholders whose shares are registered in their own name may “opt-in” to the Plan and elect to reinvest all or a portion of their distributions in the Common shares by providing the required enrollment notice to Com-putershare Trust Company, N.A., the Plan Administrator (“Plan Administrator”). Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the Plan at any time by notifying the Plan Administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the Plan, or have elected to terminate their participation in the Plan, will be paid by check mailed directly to the record holder by or under the direction of the Plan Administrator when the Fund declares a distribution.

When the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan (i.e., those holders of Common shares who (“opt-in”) will receive the equivalent in Common shares. The Common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price per Common share plus estimated per share fees, which include any brokerage commissions the Plan Administrator is required to pay, is equal to or greater than the NAV per Common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common share on the payment date; provided that, if the NAV is less or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common share on the payment date. If, on the payment date for any Dividend, the NAV per Common share is greater than the closing market value plus estimated per share fees, the Plan Administrator will invest the Dividend amount in Common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common share exceeds the NAV per Common shares, the average per Common share purchase price paid by the Plan Admin-

istrator may exceed the NAV of the Common shares, resulting in the acquisition of fewer Common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common share at the close of business on the Last Purchase Date provided that, if the NAV per Common share is less than or equal to 95% of the then current market price per Common share; the dollar amount of the Dividend will be divided by 95% of the market price per Common share on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares In the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no charges with respect to Common shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common shares or in cash. The Plan Administrator’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $.15 per share sold fee. All per share fees include any brokerage commission the Plan Administrator is required to pay.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., by telephone (855) 456-9683, through the internet at www.computershare.com/investor or in writing to P.O. Box 43078, Providence, Rhode Island 02940-3078.

29

Proxy Results (Unaudited)

The Annual Meeting of Shareholders was held on September 22, 2016, to elect four Class I Trustees for the Fund by shareholders of record as of July 11, 2016. Listed below are the results of this voting.

	Votes For	Votes Against	Abestentions	Total
Susan B. Kerley	23,074,858	294,945	0	23,369,803

	Votes For	Votes Against	Abestentions	Total
Peter Meenan	23,064,878	304,925	0	23,369,803

	Votes For	Votes Against	Abestentions	Total
John A. Weisser	23,069,413	300,390	0	23,369,803

	Votes For	Votes Against	Abestentions	Total
Jacques P. Perold*	700	0	0	700

*	The holders of Common Shares did not vote for this nominee.

All four Trustees were elected.

On December 31, 2016, Yie-Hsin Hung was appointed Trustee of the Fund. Ms. Hung joined as a Class III Trustee and replaced Chris Blunt. Also on December 31, 2016, John A. Weisser retired from the Board.

These recent changes bring the Fund’s Board size to currently eight Trustees, seven of whom are independent.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay DefinedTerm Municipal Opportunities Fund

This page intentionally left blank

Manager

New York Life Investment Management LLC

New York, New York

Subadvisor

MacKay Shields LLC1

New York, New York

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Transfer, Dividend Disbursing and Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island, 02940-3078

(855) 456-9683

mainstayinvestments.com/mmd

1. An affiliate of New York Life Investment Management LLC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1722074 MS370-16	MSMHI10-01/17 (NYLIM) NL264

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)      Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: February 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: February 3, 2017

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial
and Accounting Officer

Date: February 3, 2017

EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)     Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.